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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 1998

                                EATON CORPORATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Ohio                        1-1396                     34-0196300
  ----------------------       -------------------            ---------------
  (State or other                 (Commission                 (I.R.S. Employer
     jurisdiction of              File Number)               Identification No.)
     incorporation)

              Eaton Center
             Cleveland, Ohio                                 44114
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  (Address of principal executive offices)                  Zip Code

                                   (216) 523-5000
                           ------------------------------
                           Registrant's telephone number,
                               including area code





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   Item 5.        Other Events.
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   Press Releases
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   The following press releases are attached as exhibits and incorporated herein by reference:

99.1 Press release dated September 29, 1998 concerning charge of $50 million to restructure Semiconductor Equipment Operations.

99.2 Press release dated September 1, 1998 concerning lowering 1998 expectations for sales and earnings of Semiconductor Equipment Operations.





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                                    SIGNATURE
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   Pursuant to the requirements of the Securities Exchange Act of 1934, the
   Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EATON CORPORATION

                                          /s/ A. T. Dillon
                                          ----------------------------------
                                          A. T. Dillon
                                          Executive Vice President
                                          Chief Financial and Planning Officer

   DATE: October 8, 1998







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